UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2026

CALISA ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42910	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 W. 37th Street

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share and one right	ALISU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.000075 per share	ALIS	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	ALISR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on March 6, 2026, Calisa Acquisition Corp, a Cayman Islands exempted company (the “Company”), entered into an Business Combination Agreement (the “BCA”) with Calisa Merger Sub, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Goodvision AI Inc., a Cayman Islands exempted company (“Goodvision”). Pursuant to the terms of the BCA, Merger Sub will merge with and into Goodvision (the “Merger”), with Goodvision surviving the Merger as a direct, wholly owned subsidiary of the Company in accordance with the Companies Act (As Revised) of the Cayman Islands, as amended.

On October 5, 2026, Goodvision issued a press release relating to two collaboration agreements it has entered into. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also attached as Exhibit 99.2 to this Current Report is an investor presentation regarding Goodvision and the transaction that the parties may use to discuss with investors.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

Neither the Company, Goodvision nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transactions discussed herein, and it is not intended to form the basis of any investment decision or any other decision in respect of the proposed transactions.

This Current Report and the exhibits filed or furnished herewith include certain “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between the Company and Goodvision. These forward-looking statements generally are identified by words and phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “would,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy” and similar expressions. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may cause such differences include, among other things, the risk that the benefits of the Business Combination may not be realized; the risk that the Business Combination may not be completed in a timely manner or at all; the amount of redemption requests made by the Company’s public shareholders; the failure to satisfy the conditions to the consummation of the Business Combination; the ability to meet applicable stock exchange listing standards following the Business Combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be initiated following consummation of the Business Combination; costs related to the Business Combination; changes in applicable laws or regulations; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement/prospectus described below.

The Company and Goodvision caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor Goodvision undertakes or accepts any obligation to publicly update or revise any forward-looking statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed Business Combination, the Company has filed with the SEC a registration statement on Form S-4 (File No. 333-296926), which includes a proxy statement/prospectus (the “Registration Statement”). The Registration Statement was declared effective by the SEC on September 11, 2026, and the Company has filed the definitive proxy statement/prospectus with the SEC. The Company also will file other documents regarding the proposed Business Combination with the SEC. This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GOODVISION, THE COMPANY, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders may obtain free copies of the documents filed with the SEC by directing a written request to the Company at 205 W. 37th Street, New York, New York 10018.

Participants in the Solicitation

The Company, Goodvision and certain of their respective directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the Business Combination, including a description of their respective direct and indirect interests, by security holdings or otherwise, is included in the definitive proxy statement/prospectus. Additional information regarding the Company’s directors and executive officers can also be found in the Company’s filings with the SEC. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release.
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2026

CALISA ACQUISITION CORP

By:	/s/ Hongfei Zhang
Name:	Hongfei Zhang
Title:	Chief Executive Officer